UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2021

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On June 14, 2021, Unique Fabricating NA, Inc. (the “US Borrower”) and Unique-Intasco Canada, Inc. (the “CA Borrower” and together with the US Borrower, the “Borrowers” or the “Company”) and certain of their subsidiaries entered into a First Amendment to Forbearance Agreement with respect to the Amended and Restated Credit Agreement, as amended, among the Borrowers, certain of their subsidiaries, with the financial institutions signatory thereto (the “Lenders”) and Citizens Bank, National Association, a national banking association, as Administrative Agent for the lenders (the “Agent”). The First Amendment to the Forbearance Agreement extends the previously agreed to forbearance period from June 15, 2021 to February 28, 2022. The First Amendment, among other things, also suspends the testing of the Total Leverage Ratio and the Debt Service Ratio during the forbearance period, contains revised requirements for Minimum Liquidity and Minimum Consolidated EBITDA, as defined, for the monthly periods through and including February 28, 2022, makes changes to the calculations of financial covenants, establishes certain financial reporting requirements to the Lenders, provides an alternative to the LIBOR rate, and requires that the Company engage a financial advisor on or before June 25, 2021.
This summary of the First Amendment to Forbearance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment to Forbearance Agreement as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Forbearance Agreement, dated as of June 14, 2021, by and between the financial institutions signatory thereto, Citizens Bank, National Association, as Administrative Agent for the Lenders, Unique Fabricating NA, Inc. and Unique-Intasco Canada, Inc.

99.1	Unique Fabricating Inc. Press Release dated June 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: June 15, 2021	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer